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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 30, 2005


                          ICON LEASING FUND ELEVEN, LLC
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                  333-121790                20-1979428
 ------------------------------------------------------------------------------
     (State of                 (Commission               (IRS Employer
   Incorporation)               File Number)            Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     ICON Leasing Fund Eleven, LLC ("Fund Eleven"), together with certain of its affiliates, has agreed to purchase state-of-the-art telecommunications equipment from various vendors which, once purchased, will be subject to a forty-eight
(48) month lease with Global Crossing Telecommunications, Inc. Global Crossing Telecommunications, Inc. is an Internet protocol based telecommunications provider that delivers voice, video and data services to its customers. Fund Eleven's portion of the purchase price for the equipment is approximately $7,700,000.

     In addition, Fund Eleven, together with one of its affiliates, entered into an agreement for the purchase of industrial gas meters and accompanying data gathering equipment which will be subject to a lease with EAM Assets Ltd. expiring in 2013. EAM Assets Ltd. is a meter asset manager that is responsible for maintaining industrial gas meters in the United Kingdom. Fund Eleven's portion of the purchase price for the Equipment is approximately (Pounds Sterling) 3,250,000.

     Finally, Fund Eleven, together with one of its affiliates, has agreed to purchase digital audio/visual entertainment systems which will be subject to a lease with AeroTV Ltd. expiring in 2008. AeroTV Ltd., which is based in the United Kingdom, is a provider of on board digital video systems for airlines, rail and coach operators. Fund Eleven's portion of the purchase price for the equipment is approximately (Pounds Sterling) 1,615,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ICON LEASING FUND ELEVEN, LLC
                                    By:  ICON CAPITAL CORP., its Manager


Dated:  December 30, 2005               By:/s/ Thomas W. Martin
                                           --------------------------------
                                           Thomas W. Martin
                                           Executive Vice President